                                                               Exhibit 10.18


                          PROFFITT'S CREDIT CORPORATION
                                   TRANSFEROR

                                PROFFITT'S, INC.
                                    SERVICER

                                       AND

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                     TRUSTEE

                       ON BEHALF OF THE CERTIFICATEHOLDERS

                         ------------------------------


                            SERIES 1998-1 SUPPLEMENT
                             DATED AS OF MAY 6, 1998

                                     TO THE

                     MASTER POOLING AND SERVICING AGREEMENT
                           DATED AS OF AUGUST 21, 1997

                         ------------------------------


                                   $91,500,000

                       PROFFITT'S CREDIT CARD MASTER TRUST

                                  SERIES 1998-1

                                TABLE OF CONTENTS

PRELIMINARY STATEMENTS...............................................................................     2

         Section A.        Designation...............................................................     2

         Section B.        Definitions...............................................................     3

         Section C.        Minimum Transferor Interest Percentage....................................     8

         Section D.        Optional Purchase; Reassignment and Transfer Terms........................     8

         Section E.        Delivery and Payment for the Certificates.................................     8

         Section F.        Form of Delivery of the Series 1998-1 Certificates........................     8

         Section G.        Servicing Compensation....................................................     8

         Section H.        Article IV of the Agreement -- Rights of Series 1998-1
                           Certificateholders and Allocation and Application
                           of Collections............................................................     9

                           Section 4.2      Collections and Allocations..............................     9

                           Section 4.3      Determination of Monthly Interest........................     9

                           Section 4.4      Determination of Monthly Principal; Certain
                                            Allocations..............................................    10

                           Section 4.6      Application of Class A Available Funds, Class B
                                            Available Funds, Collateral Available Funds,
                                            Class D Available Funds and Collections of
                                            Principal Receivables....................................    11

                           Section 4.7      Defaulted Amounts; Adjustment Amounts; Investor
                                            Charge Offs; Reductions of Adjustment Amounts............    12

         Section I         Article V of the Agreement................................................    12

         Section J         Pay Out Events............................................................    12

         Section J.        Pay Out Events............................................................    12

         Section K         Construction..............................................................    12

         Section L.        Ratification of Master Pooling and Servicing Agreement....................    12

         Section L1.       FASIT Election............................................................    12

         Section M.        Counterparts..............................................................    13

         Section N.        Governing Law.............................................................    13


         Section O.        Subordination of Certain Termination Payments.............................    13

                            SERIES 1998-1 SUPPLEMENT


         THIS SERIES 1998-1 SUPPLEMENT, dated as of May 6, 1998 (this
"Series Supplement"), is by and among PROFFITT'S CREDIT CORPORATION, a Nevada corporation, as Transferor, PROFFITT'S, INC., a Tennessee corporation, as Servicer, and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States (together with its successors in trust thereunder the "Trustee"), as trustee under the Master Pooling and Servicing Agreement, dated as of August 21, 1997 by and among the Transferor, the Servicer and the Trustee (as amended or supplemented, the "Agreement").

                             PRELIMINARY STATEMENTS

         Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into one or more Supplements to the Agreement for the purpose of authorizing the issuance by the Trust to the Transferor, for execution and redelivery to the Trustee for authentication, one or more Series of Investor Certificates. The Transferor and the Servicer each hereby enter into this Series Supplement with the Trustee as required by Section 6.9(c) of the Agreement to provide for the issuance, authentication and delivery of the Investor Certificates of Series 1998-1.

         All Class A Certificates, Class B Certificates and Class C Certificates to be issuable hereunder shall have terms substantially identical to the respective terms of the corresponding classes of Investor Certificates of the Younkers Master Trust, Series 1995-1 and shall be issued for, and in exchange of, all Receivables and other Trust Assets of the Younkers Master Trust. The Younkers Master Trust was established pursuant to a Pooling and Servicing Agreement among Younkers Credit Corporation, Younkers, Inc. and Chemical Bank, as trustee, dated as of June 13, 1995 (the "Younkers Agreement").

         Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof. The Series 1998-1 Certificates shall not be subordinated to any other Series.

         SECTION A. DESIGNATION. The Certificates issued hereunder shall be designated generally as the "Series 1998-1 Certificates." The Series 1998-1 Certificates shall be one of the Series of Investor Certificates in Group One and shall be a Principal Sharing Series. The Transferor and the Servicer each hereby enter into this Series Supplement with the Trustee as required by Section 6.9(c) of the Agreement to provide for the issuance, authentication and delivery of the Class A Asset Backed Certificates, Series 1998-1, the Class B Asset Backed Certificates, Series 1998-1 and the Class C Asset Backed Certificates, Series 1998-1. The first Distribution Date with respect to Series 1998-1 shall be the June 1998 Distribution Date. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series
Supplement shall govern.

         SECTION B. DEFINITIONS. All capitalized terms not otherwise defined herein or in Exhibit A hereto are defined in the Agreement. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Agreement, each capitalized term used or defined herein or in Exhibit A hereto shall relate only to the Series 1998-1 Certificates and no other Series of Certificates issued by the Trust. The following words and phrases shall have the following meanings with respect to the Series 1998-1 Certificates and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

                  "Accrual Period" shall mean the period from and including a Distribution Date (or in the case of the initial Accrual Period, the Closing
Date) to but excluding the succeeding Distribution Date.

                  "Accumulation Period" shall have the meaning specified in Exhibit A.

                  "Adjusted Investor Amount" shall mean, on any Determination Date, the excess of the Investor Amount over the balance in the Principal Account available for distribution on such Determination Date, excluding investment income (net of investment expenses), if any, for the Monthly Period that includes such Determination Date.

                  "Amortization Period" shall mean the Accumulation Period or the Rapid Amortization Period.

                  "Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the applicable Investor Percentage of Collections of Finance Charge Receivables.

                  "Available Principal Collections" shall mean, with respect to any Distribution Date, an amount equal to (a) the applicable Investor Percentage of Collections of Principal Receivables for the related Monthly Period, plus (b) amounts designated as Collections of Principal Receivables pursuant to Section
4.6 of Exhibit A, minus (c) Reallocated Principal Collections applied pursuant to Section 4.11 of Exhibit A for the related Monthly Period, plus (d) Shared Principal Collections allocated to Series 1998-1 in accordance with the allocations described in Section 4.4(c) of Exhibit A and applied in accordance with Section 4.1(h) of the Agreement.

                  "Business Day" shall have the meaning provided in the Agreement.

                  "Class A Certificate Rate" shall mean, with respect to the Class A Certificates and each Interest Period, a per annum rate of 6.43%, calculated based upon a year consisting of twelve 30 day months.

                  "Class A Certificate" shall mean the Certificate executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit D.

                  "Class A Certificateholder" shall mean the Younkers Master Trust.

                  "Class A Expected Payment Date" shall mean the June 2000 Distribution Date.

                  "Class A Initial Investor Amount" shall mean the aggregate initial principal amount of the Class A Certificates, which is $67,000,000.

                  "Class A Interest Shortfall" shall have the meaning specified in Section 4.3(a) hereof.

                  "Class A Investor Amount" shall have the meaning assigned thereto in Exhibit A.

                  "Class A Investor Charge-Off" shall have the meaning specified in Section 4.5 of Exhibit A.

                  "Class A Investor Percentage" shall have the meaning specified in Exhibit A.

                  "Class A Monthly Interest" shall have the meaning specified in
Section 4.3(a) hereof.

                  "Class A Monthly Principal" shall have the meaning specified in Section 4.4(a) hereof.

                  "Class A Servicing Fee" shall have the meaning specified in Section G hereof.

                  "Class B Additional Interest" shall have the meaning specified in Section 4.3(b).

                  "Class B Certificate Rate" shall mean, with respect to the Class B Certificates and each Interest Period, a per annum rate of 6.61%, calculated based upon a year consisting of twelve 30 day months.

                  "Class B Certificate" shall mean the Certificate executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit E.

                  "Class B Certificateholder" shall mean the Younkers Master Trust.

                  "Class B Expected Payment Date" shall mean the June 2000 Distribution Date.

                  "Class B Initial Investor Amount" shall mean the aggregate initial principal amount of the Class B Certificates, which is $8,000,000.

                  "Class B Interest Shortfall" shall have the meaning specified in Section 4.3(b).

                  "Class B Investor Amount" shall have the meaning assigned thereto in Exhibit A.

                  "Class B Investor Charge-Off" shall have the meaning specified in Section 4.5 of Exhibit A.

                  "Class B Investor Percentage" shall have the meaning assigned thereto in Exhibit A hereto.

                  "Class B Monthly Interest" shall have the meaning specified in
Section 4.3(b) hereof.

                  "Class B Monthly Principal" shall have the meaning specified in Section 4.4(b) hereof.

                  "Class B Principal Payment Commencement Date" shall have the meaning assigned thereto in Exhibit A hereto.

                  "Class B Servicing Fee" shall have the meaning specified in Section G hereof.

                  "Class B Reallocated Amounts" shall have the meaning specified in Section 4.11 of Exhibit A.

                  "Class C Additional Interest" shall have the meaning specified in Section 4.3(d) hereof.

                  "Class C Certificate Rate" shall mean, for any Interest Period with respect to the Class C Certificates, the rate that may be designated from time to time pursuant to Section 13 of Exhibit A.

                  "Class C Certificateholder" shall mean the Holder of any Class C Certificate.

                  "Class C Certificates" shall mean any one of the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit F hereto.

                  "Class C Initial Investor Amount" shall mean the aggregate initial principal amount of the Class C Certificates, which is $16,500,000.

                  "Class C Investor Amount" shall have the meaning assigned thereto in Exhibit A.

                  "Class C Investor Charge-Off" shall have the meaning specified in Section 4.5 of Exhibit A.

                  "Class C Investor Percentage" shall have the meaning assigned thereto in Exhibit A.

                  "Class C Monthly Interest" shall have the meaning specified in
Section 4.3(c) hereof.

                  "Class C Monthly Principal" shall have the meaning specified in Section 4.4(c) hereof.

                  "Class C Servicing Fee" shall have the meaning specified in Section G hereof.

                  "Closing Date" shall mean, with respect to Series 1998-1, May 6, 1998.

                  "Controlled Deposit Amount" shall have the meaning specified in Exhibit A.

                  "Cut-Off Date" shall mean May 1, 1998.

                  "Defaulted Receivables" shall mean for any Monthly Period, the Principal Receivables in Accounts which became Defaulted Accounts during such Monthly Period.

                  "Finance Charge Shortfall" shall mean the "Total Deficiency Amount" (as defined in Exhibit A) prior to application of any amounts allocable to Series 1998-1 in respect of Shared Finance Charge Collections (as defined in Exhibit A) pursuant to Section 4.6 of such Exhibit A.

                  "Initial Investor Amount" shall mean the aggregate initial principal amount of the Series 1998-1 Certificates, which is $91,500,000.

                  "Investor Amount" shall mean, as of any date of determination, an amount equal to the sum of the Class A Investor Amount, the Class B Investor Amount and the Class C Investor Amount, in each case as of such date.

                  "Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Default Amount for the immediately preceding Monthly Period and (b) the applicable Investor Percentage on the first day of such Monthly Period.

                  "Investor Monthly Servicing Fee" shall have the meaning specified in Section G hereof.

                  "Investor Percentage" shall have the meaning assigned thereto in Exhibit A.

                  "Minimum Transferor Interest Percentage" shall have the meaning specified in Section C hereof.

                  "Monthly Interest" shall mean, with respect to any Distribution Date, the sum of the Class A Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest for such Distribution Date.

                  "Principal Shortfall" shall mean the shortfall in Section 4.4(c)(ii) of Exhibit A.

                  "Rapid Amortization Period" shall have the meaning assigned thereto in Exhibit A.

                  "Revolving Period" shall have the meaning assigned thereto in Exhibit A.

                  "Series Adjustment Amount" shall mean, with respect to any Distribution Date, the Shortfall Share (as defined in Section 4.5 of Exhibit A) of the amount of any unpaid Deposit Obligation (as defined in Exhibit A) in respect of the preceding Monthly Period. "Series 1995-1" shall have the meaning assigned thereto in Exhibit A.

                  "Series 1998-1" shall mean the Series the terms of which are specified in this Series Supplement.

                  "Series 1998-1 Certificate" shall mean a Class A Certificate, a Class B Certificate, and/or a Class C Certificate.

                  "Series 1998-1 Certificateholder" shall mean the Younkers Master Trust.

                  "Servicing Fee Percentage" shall mean 2.00% per annum.

                  "Shared Excess Finance Charge Collections" shall have the meaning assigned thereto in Exhibit A, except that such sharing shall occur within and among those Series in Group One.

                  "Shared Principal Collections" shall have the meaning assigned thereto in Exhibit A, except that such sharing shall occur within and among those Series in Group One.

                  "Stated Series Termination Date" shall have the meaning assigned thereto in "Scheduled Series 1995-1 Termination Date" defined in Exhibit A.

                  "Transfer Date" shall have the meaning assigned thereto in Exhibit A.

         SECTION C. MINIMUM TRANSFEROR INTEREST PERCENTAGE. The Minimum Transferor Interest Percentage applicable to the Series 1998-1 Certificates shall be 0%.

         SECTION D. OPTIONAL PURCHASE; REASSIGNMENT AND TRANSFER TERMS. All the Series 1998-1 Certificates may be repurchased at the option and in the discretion of the Transferor in accordance with, and subject to the repurchase provisions of, the Younkers Master Trust and the Series 1995-1 Certificates specified in Article III of Exhibit A, and subject further to the provisions of
Section 12.2 of the Agreement. Any such repurchase shall be simultaneous with the repurchase of all outstanding Younkers Master Trust Series 1995-1 Certificates in accordance with their terms.

         SECTION E. DELIVERY AND PAYMENT FOR THE CERTIFICATES. The Trustee shall deliver the Series 1998-1 Certificates when authenticated in accordance with
Section 6.2 of the Agreement. For purposes of this Section E and such Section 6.2, the Certificates shall be authenticated and delivered for the benefit of holders of Series 1995-1 Certificates by the Trustee upon the receipt from the Younkers Master Trust of all Receivables and other Trust Assets held by the Younkers Master Trust.

         SECTION F. FORM OF DELIVERY OF THE SERIES 1998-1 CERTIFICATES. The Class A Certificates, the Class B Certificates and the Class C Certificates shall be delivered in fully registered form in the name of The Chase Manhattan Bank, as trustee of the Younkers Master Trust for and on behalf of the holders of the Younkers Master Trust, Series 1995-1 Investor Certificates of the corresponding designations.

         SECTION G. SERVICING COMPENSATION. The share of the Monthly Servicing Fee allocable to the Series 1998-1 Certificateholders with respect to any Distribution Date (the "Investor Monthly Servicing Fee") shall be equal to one-twelfth (1/12th) of the product of (a) the Servicing Fee Percentage and (b) each of the Class A Investor Amount, the Class B Investor Amount and the Class C Investor Amount, respectively, as of the last day of the immediately preceding Monthly Period. The share of the Investor Monthly Servicing Fee allocable to the Class A Certificateholders with respect to any Distribution

Date (the "Class A Servicing Fee") shall be equal to the product of (a) one-twelfth (1/12th) of the Servicing Fee Percentage and (b) the Class A Investor Amount. The share of the Investor Monthly Servicing Fee allocable to the Class B Certificateholders with respect to any Distribution Date (the "Class B Servicing Fee") shall be equal to the product of (a) one-twelfth (1/12th) of the Servicing Fee Percentage and (b) the Class B Investor Amount. The share of the Investor Monthly Servicing Fee allocable to the Class C Certificateholders with respect to any Distribution Date (the "Class C Servicing Fee") shall be equal to the product of (a) one-twelfth (1/12th) of the Servicing Fee Percentage and (b) the Class C Investor Amount. The Class A Servicing Fee, the Class B Servicing Fee and the Class C Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to this Series Supplement. The remainder of the Monthly Servicing Fee shall be paid from amounts allocable to other Series (as provided in the Agreement and the Supplements relating to such other Series) or by the Transferor, and in no event shall the Trust, the Trustee or the Series 1998-1 Certificateholders be liable for the share of the Monthly Servicing Fee to be paid from amounts allocable to any other Series or by the Transferor.

         SECTION H. ARTICLE IV OF THE AGREEMENT. Any provisions of Article IV of the Agreement which distribute Collections to the Transferor on the basis of the Transferor Percentage shall continue to apply irrespective of the issuance of the Series 1998-1 Certificates. Section 4.1 of the Agreement shall read in its entirety as provided in the Agreement. Article IV of the Agreement (except for Section 4.1) as it relates to Series 1998-1 shall read in its entirety as follows:

                                   ARTICLE IV

                 RIGHTS OF SERIES 1998-1 CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

         SECTION 4.2. COLLECTIONS AND ALLOCATIONS. The Servicer shall apply, or shall instruct the Trustee to apply, all Collections, and other funds held in the Collection Account that are allocated to the Series 1998-1 Certificates as described in Article IV to Exhibit A.

         SECTION 4.3 DETERMINATION OF MONTHLY INTEREST.

         (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to one-twelfth (1/12th) of the product of (i) the Class A Certificate Rate for the related Interest Period, and (ii) the Class A Investor Amount as of the preceding Distribution Date (after giving effect to any reduction therein that occurs on such preceding Distribution Date), plus an amount equal to the amount of any unpaid Class A Interest Shortfall (as defined below).

         On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class A Additional Interest") equal to one-twelfth (1/12th) of the product of
(i) the Class A Certificate Rate for the related Interest Period, and (ii) such Class A Interest Shortfall (or the portion thereof which has not theretofore been paid to Class A Certificateholders), shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

         (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to one-twelfth (1/12th) of the product of (i) the Class B Certificate Rate for the related Interest Period, and (ii) the Class B Investor Amount as of the preceding Distribution Date (after giving effect to any reduction therein that occurs on such preceding Distribution Date), plus an amount equal to the amount of any unpaid Class B Interest Shortfall (as defined below).

         On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class B Additional Interest") equal to one-twelfth (1/12th) of the product of
(i) the Class B Certificate Rate for the related Interest Period, and (ii) such Class B Interest Shortfall (or the portion thereof which has not theretofore been paid to Class B Certificateholders), shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

         (c) The amount of monthly interest ("Class C Monthly Interest") distributable from the Collection Account with respect to the Class C Certificates on any Distribution Date shall be an amount determined in accordance with Sections 4.6(h) and Section 13 of Exhibit A.

         SECTION 4.4 DETERMINATION OF MONTHLY PRINCIPAL; CERTAIN ALLOCATIONS.

         (a) The amount of monthly principal ("Class A Monthly Principal") distributable or available from the Collection Account with respect to the Class A Certificates on each Distribution Date, beginning with the Distribution Date in the month following the month in which an Amortization Period begins, shall be equal to the least of (x) the Available Principal Collections held in the Collection Account or the Principal Account as applicable, and available for distribution with respect to such Distribution Date, (y) with respect to the Accumulation Period prior to the Class A Expected Payment Date, the Controlled Deposit Amount for such Distribution Date and (z) the Class A Investor Amount on such Distribution Date.

         (b) The amount of monthly principal ("Class B Monthly Principal") distributable or available from the Collection Account (as defined in Exhibit A) with respect to the Class B Certificates on each Distribution Date relating to an Amortization Period, beginning with the Class B Principal Commencement Date, shall be equal to the least of (x) the Available Principal Collections held in the Collection Account or the Principal Account, as applicable, and available for distribution with respect to such Distribution Date, minus the portion of such amounts applied to Class A Monthly Principal on such Distribution Date, (y) for each Distribution Date with respect to the Accumulation Period prior to the Class B Expected Payment Date, the Controlled Deposit Amount for such Distribution Date and (z) the Class B Investor Amount on such Distribution Date.

         (c) The amount of monthly principal ("Class C Monthly Principal") distributable with respect to the Class C Certificates on each Distribution Date, beginning with the Distribution Date on which the Class B Investor Amount has been paid in full, shall be equal to Available Principal Collections held in the Collection Account with respect to such Distribution Date minus the portion of such Available Principal Collections applied to any Class A Monthly Principal or Class B Monthly Principal on such Distribution Date.

         (d) Certain allocations of Collections shall be made in accordance with
Section 4.4 of Exhibit A.

         SECTION 4.5 The provisions of Section 4.5 are contained in Exhibit A.

         SECTION 4.6 APPLICATION OF AVAILABLE FUNDS AND COLLECTIONS OF PRINCIPAL RECEIVABLES.

         The Servicer shall apply or shall instruct the Trustee to apply, on each Transfer Date, Available Funds allocable to Series 1998-1 held in the Collection Account with respect to the Monthly Period immediately preceding such Distribution Date to make the distributions specified in Section 4.6 of Exhibit A.

         The Servicer shall apply or shall instruct the Trustee to apply, on each Transfer Date, Available Principal Collections allocable to Series 1998-1 held in the

Collection Account with respect to the Monthly Period immediately preceding such Distribution Date to make the distributions specified in Section 4.8 of Exhibit A.

         SECTION 4.7 DEFAULTED AMOUNTS; ADJUSTMENT AMOUNTS; INVESTOR CHARGE OFFS; REDUCTIONS OF ADJUSTMENT AMOUNTS.

         (a) "Class A Investor Charge-Off", "Class B Investor Charge-Off" and "Class C Investor Charge-Off" shall be calculated in accordance with Section 4.5 of Exhibit A.

         (b) Any reduction of the Series Adjustment Amount for Series 1998-1 as a result of the deposit of funds into the Excess Funding Account, the repurchase or other repayment of Investor Certificates or the increase of Principal Receivables in the Trust shall be allocated first to the Class A Certificates, then to the Class B Certificates and finally to the Class C Certificates, in each case to the extent of any unreimbursed reduction of the Investor Amount thereof attributable to Series Adjustment Amounts. The Series Adjustment Amount is equivalent to the "Shortfall Share" as defined in the Younkers Agreement.

         SECTION I. ARTICLE V OF THE AGREEMENT. Article V of the Agreement as it relates to Series 1998-1 shall read in its entirety as specified in Article V of Exhibit A.

         SECTION J. PAY OUT EVENTS. The Pay Out Events with respect to Series 1998-1 shall be the Series 1995-1 Pay Out Events specified in Exhibit B.

         SECTION K. CONSTRUCTION. This Series Supplement is intended to and shall be construed and administered by the Servicer and the Trustee so as to pay to the Younkers Master Trust Collections of Principal Receivables and Finance Charge Receivables, for pass through by the Younkers Master Trust to the holders of the Series 1995-1 Investor Certificates in the same amounts and priorities as currently provided in the Younkers Master Trust Series 1995-1 Supplement, notwithstanding any ambiguity or conflict with or in any of the applicable documents. The Series Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any Certificateholder for purposes of correcting or supplementing any provisions hereof in furtherance of the foregoing and to correct any ambiguity or conflict.

         SECTION L. RATIFICATION OF MASTER POOLING AND SERVICING AGREEMENT. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

         SECTION L1. FASIT ELECTION. Each Series 1998-1 Certificateholder, by acquiring an interest in a Series 1998-1 Certificate, is deemed to consent to any amendment to the Agreement or this Series Supplement necessary for the Transferor to elect for the Trust or any portion thereof to be treated as a FASIT within the meaning of

Section 860L of the Code (or any successor provision thereto), provided that, such election may not be made unless the Transferor delivers to the Trustee (i) an Opinion of Counsel to the effect that (x) the issuance of FASIT regular interests will not adversely affect the tax characterization as debt of Investor Certificates of any outstanding Series or Class with respect to which an Opinion of Counsel was delivered at the time of their issuance that such Investor Certificates would be characterized as debt, (y) following such issuance, the Trust will not be classified, for federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation, and (z) such issuance will not cause or constitute an event in which gain or loss would be recognized by any Investor Certificateholder, and (ii) an Officer's Certificate to the effect that such issuance will not have a material adverse effect on Investor Certificateholders of any outstanding Series or class (viewed as a Series or a class, as applicable).

         SECTION M. COUNTERPARTS. This Series Supplement may be executed in any number of counterparts (and by different parties on separate counterparts), each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         SECTION N. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION O. SUBORDINATION OF CERTAIN TERMINATION PAYMENTS. Notwithstanding anything contained in Section 12.2(c) of the Agreement, upon the sale of Receivables or interests therein as provided in Section 12.2(c) of the Agreement, the proceeds of any such sale payable in respect of the Series 1998-1 Certificates shall be payable first to the Class A Certificates until paid in full, then to the Class B Certificates until paid in full and then to the Class C Certificates until paid in full.

         IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                            PROFFITT'S CREDIT CORPORATION,
                                            as Transferor

                                            By:_________________________________
                                            Name:    Douglas E. Coltharp
                                            Title:   President

                                            PROFFITT'S, INC.,
                                            as Servicer

                                            By:_________________________________
                                            Name:    Douglas E. Coltharp
                                            Title:   Executive Vice President &
                                                     Chief Financial Officer

                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION,
                                            as Trustee

                                            By:_________________________________
                                            Name:    Marianna C. Stershic
                                            Title:   Assistant Vice-President

         The Younkers Master Trust joins in this Agreement to confirm and reflect its agreement to transfer and assign all Receivables and other Trust Assets in the Younkers Master Trust in exchange for Series 1998-1 Investor Certificates, as provided in this Series 1998-1 Supplement to the Master Pooling and Servicing Agreement, by causing this Agreement to be executed by the undersigned duly authorized officer of the Trustee of the Younkers Master Trust.

                                            THE CHASE MANHATTAN BANK,
                                            not individually, but solely as
                                            Trustee of the Younkers Master Trust

                                            By:_________________________________
                                            Name:
                                            Title:

                                    EXHIBIT A
                                     TO THE
                            SERIES 1998-1 SUPPLEMENT

                  DEFINITIONS AND OTHER TERMS OF SERIES 1995-1

                                    EXHIBIT A
                                     TO THE
                            SERIES 1998-1 SUPPLEMENT

                  DEFINITIONS AND OTHER TERMS OF SERIES 1995-1

         The following terms shall have the meanings specified:

         "Accumulation Period" shall mean, unless a Rapid Amortization Period has occurred prior thereto, the period commencing on the first day of the Monthly Period specified by the Seller pursuant to subsection 4.12 and ending on the first to occur of (i) the commencement of the Rapid Amortization Period and
(ii) the Expected Final Payment Date.

         "Base Rate" shall mean, with respect to any Monthly Period, (i) the sum of (a) the amount of interest accrued or to accrue on the Class A Certificates, the Class B Certificates and (at any time after the Class C Certificates have been assigned an interest rate pursuant to Section 13(a) of this Series Supplement) the Class C Certificates for the Accrual Period ending in the month following the end of such Monthly Period and (b) the amount of the Investor Monthly Servicing Fee allocable to the Series 1998-1 Certificates in respect of such Monthly Period divided by (ii) the Average Investor Amount for the preceding Monthly Period times (iii) 12.

         "Class A Investor Amount" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Investor Amount, minus (b) the aggregate amount of payments of certificate Principal paid to the Class A Certificateholders pursuant to Section 4.8 prior to such date of determination, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge Offs over Class A Investor Charge Offs reimbursed pursuant to subsection 4.6(f) prior to such date of determination.

         "Class A Investor Percentage" shall mean, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class A Investor Amount determined as of the last day of the Monthly Period immediately preceding such date of determination and the denominator of which is the Investor Amount determined as of the end of such last day.

         "Class A/B Percentage" means the percentage equivalent of a fraction the numerator of which shall be the sum of the Class A Investor Amount and the Class B Investor Amount and the denominator of which shall be the Investor Amount, each as calculated as of the end of the day on the last day of the Revolving Period.

         "Class B Investor Amount" shall mean, on any date of determination, an amount equal to (a) the Initial Class B Investor Amount, minus (b) the aggregate amount of payments of Certificate Principal paid to the Class B Certificateholders prior to such date of determination, minus (c) the excess, if any, of the sum of the aggregate amount of Class B Investor Charge Offs and Class B Reallocated Amounts over Class B Investor Charge Offs and Class B Reallocated Amounts reimbursed pursuant to subsection 4.6(f) or allocated to the Class C Investor Amount pursuant to Section 4.11 prior to such date of determination.

         "Class B Investor Percentage" shall mean, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class B Investor Amount determined as of the last day of the Monthly Period immediately preceding such date of determination and the denominator of which is the Investor Amount determined as of the end of such last day.

         "Class B Principal Payment Commencement Date" shall mean the earlier of
(a) the first Distribution Date in an Amortization Period on which the Class A Investor Amount equals or is reduced to zero or, if there are no Principal Collections allocable to the Series 1998-1 Certificates remaining after payments have been made to the Class A Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Investor Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in the Agreement or Section D of this series Supplement.

         "Class C Investor Amount" shall mean, on any date of determination, an amount equal to (a) the Class C Initial Investor Amount, minus (b) the aggregate amount of payments of Certificate Principal paid to the Class C Certificateholders prior to such date of determination, minus (c) the excess, if any, of the sum of the aggregate amount of Class C Investor Charge Offs and Class C Reallocated Amounts over Class C Investor Charge Offs and Class C Reallocated Amounts reimbursed pursuant to subsection 4.6(f) of Exhibit A prior to such Determination Date.

         "Class C Investor Percentage" shall mean, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class C Investor Amount determined as of the last day of the Monthly Period immediately preceding such date of determination and the denominator of which is the Investor Amount determined as of the end of such last day.

         "Controlled Deposit Amount" shall mean, for each Monthly Period which commences during the Accumulation Period, $12,500,000 plus the Deficit Controlled Deposit Amount for-the preceding monthly Period.

         "Covered Amount" shall mean with respect to each Distribution Date during the Accumulation Period and the first Distribution Date following the end of the Accumulation Period the sum of:

         (a) one-twelfth of the product of the Class A Certificate Rate and the lesser of the Distribution Account Balance and the Class A Investor Amount, in each case as of the preceding Distribution Date, and

         (b) one-twelfth of the product of the Class B Certificate Rate and the excess, if any, of the Distribution Account Balance over the Class A Investor Amount, in each case as of the preceding Distribution Date.

         "Deposit Obligation" shall mean the obligation of the Transferor to make any deposit to the Excess Funding Account pursuant to Sections 2.4(e) or 4.3(g) of the Agreement.

         "Distribution Account" shall have the meaning specified in Section 4.2A(b).

         "Distribution Account Balance" shall mean, on any date of determination, the amount of deposit in the Distribution Account on such date (excluding investment income for the Monthly Period which includes such date of determination).

         "Investor Percentage", shall mean, on any date of determination:

         (a) when used with respect to Principal Receivables during the Revolving Period, the percentage equivalent of a fraction the numerator of which shall be the Investor Amount on the preceding Business Day and the denominator of which shall be the greater of (x) the Aggregate Principal Receivables at the end of such day and (y) the sum of the numerators used to calculate the investor percentages with respect to Principal Receivables on such day for all Series outstanding;

         (b) when used with respect to Principal Receivables during the Amortization Period, the percentage equivalent of a fraction the numerator of which shall be the Investor Amount as of the end of the day on the last day of the Revolving Period and the denominator of which shall be the greater of (x) the Aggregate Principal Receivables at the end of the Business Day preceding such date of determination and (y) the sum of the numerators used to calculate the Investor Percentages for allocations with respect to Principal Receivables for all outstanding Series on such date of determination, provided, however, that during the Accumulation Period, the Investor Percentage of Principal Receivables may be reset by and at the option of the Servicer (and any such reset Investor Percentage will apply in any Rapid Amortization Period following the Accumulation Period) for each monthly Period to a fixed percentage equivalent of a fraction which shall not be greater than the fraction described above and shall not be less than the greater of (i) a fraction, the numerator of which is the Adjusted Investor Amount determined as of the close of business on the last day of the preceding Monthly Period, and the denominator of which is the greater of (a) the Aggregate Principal Receivables, determined as of the end of the last day of the preceding Monthly Period and (b) the sum of the numerators used to calculate the Investor Percentages for such date of determination with respect to Principal Receivables for all Series of certificates outstanding and (ii) a fraction that when multiplied by the amount of Collections allocable to Principal Receivables for the preceding Monthly Period will equal 110% of the Controlled Deposit Amount for such preceding Monthly Period; provided further, that if Series 1998-1 is paired with a Paired Series and a Rapid Amortization Event commences for such Paired Series, the Seller may by written notice to the Servicer and the Trustee, designate a different numerator for such fraction; and

         (c) when used with respect to Finance Charge Receivables during the Revolving Period and the Accumulation Period and with respect to Receivables in Defaulted Accounts at any time, the percentage equivalent of a fraction the numerator of which shall be the Adjusted Investor Amount at the end of the last day of the prior Monthly Period (or, in the case of the Monthly Period in which the Closing Date occurs, on the Closing Date) and the denominator of which shall be the greater of (x) the Aggregate Principal Receivables as of the end of such day and (y) the sum of the numerators used to calculate the Investor Percentages for such date of determination with respect to Finance Charge Receivables for all Series of certificates outstanding; and

         (d) when used with respect to Finance Charge Receivables during the Rapid Amortization Period, the lesser of

                  (A) the percentage equivalent of a fraction the numerator of which shall be the Investor Amount as of the end of the day on the last day of the Revolving Period and the denominator of which shall be the greater of (x) the Aggregate Principal Receivables at the end of the Business Day preceding such date of determination and (y) the sum of the numerators used to calculate the Investor Percentages for allocations with respect to Finance Charge Receivables for all outstanding Series on such date of determination, and

                  (B) the Investor Percentage then applicable to Principal Receivables pursuant to this Series Supplement.

         "Rapid Amortization Period" shall mean the period commencing on the earlier of (a) the close of business on the day a Pay Out Event occurs or (b) the Pay Out Commencement Date (as defined in the Younkers Master Trust Series 1995-1 Supplement, as amended (the "YMT Series 1995-1 Supplement").

         "Reserve Account" shall have the meaning specified in subsection
4.9(a).

         "Reserve Account Funding Date" shall mean the Distribution Date following the Monthly Period which commences five months prior to the commencement of the Accumulation Period.

         "Reserve Account Surplus" shall have the meaning assigned in subsection 4.9(c).

         "Reserve Draw Amount" shall have the meaning specified in subsection 4.9(b).

         "Series 1995-1" shall mean the Series 1995-1 to the Younkers Master Trust.

         "Shared Finance Charge Collections" shall mean the amounts allocated to the Investor Certificates (which are not retained by the Seller) of other Series which the applicable Supplements for such Series specify are to be treated as "Shared Finance Charge Collections" and which may be applied to cover the Total Deficiency Amount with respect to the Series 1998-1 Certificates.

         "Shortfall Share" shall have the meaning specified in Section 4.5.

         "Total Deficiency Amount" shall have the meaning specified in Section
4.6. of Exhibit A.

All of the definitions and sections below that appear in the Younkers Agreement are superseded and replaced by the following definitions and sections from the Agreement, and shall have the meanings and effect as provided in the Agreement:

Account
Additional Accounts
Aggregate Principal Receivables
Business Day
Collections
Section 2.8 of the Younkers Agreement and related definitions are replaced entirely by Section 2.8 of the Agreement and related definitions
Eligible Account
Eligible Originator
Eligible Receivable
Exchangeable Seller Certificate (replaced by "Exchangeable Transferor
       Certificate" pursuant to the Agreement)
Finance Charge Collections is replaced by all references to Finance Charges,
       Collections, and related sections in the Agreement
Finance Charge Receivables
Finance Charges
Ineligible Receivable
Insurance Proceeds

Minimum Aggregate Principal Receivables
Minimum Seller Amount (replace with "Minimum Transferor Amount")
Minimum Seller Percentage (replace with "Minimum Transferor Interest
       Percentage")
Permitted Investments
Principal Receivable
Principal Shortfalls
Receivable
Seller (replace with "Sellers")
Seller Amount (replace with "Transferor Amount")
Seller Percentage (replace with "Transferor Percentage")
Servicer
Shared Finance Charge Collections (replace with "Shared Excess Finance Charge
       Collections")
Shared Principal Collections

                                   ARTICLE III
                         REASSIGNMENT AND TRANSFER TERMS

         The Series 1995-1 Certificates shall be subject to repurchase by Seller at its option, in accordance with the terms specified in subsection 12.2(a), on any Distribution Date on or after the Distribution Date on which the sum of the Class A Investor Amount, the Class B Investor Amount and the amount of the Class C Investor Amount held by Persons other than Younkers or any of its Affiliates is reduced to an amount less than or equal to 5% of the sum of the Initial Class A Investor Amount, the Initial Class B Investor Amount and the highest amount of the Class C Investor Amount held by Persons other than Younkers or any of its Affiliates since the Closing Date. The deposit required in connection with any such repurchase shall be equal to (a) the Adjusted Investor Amount, plus (b) accrued and unpaid interest on the Series 1998-1 Certificates through and including the day preceding the day on which such repurchase occurs, less (c) the amount on deposit in the Finance Charge Sub-subaccount which will be transferred to the Distribution Account pursuant to subsections 4.6(a), (b),
(c), (d), (f) and (h) on the related Transfer Date, less (d) the amount on deposit in the Principal Collections Sub-subaccount which will be transferred to the Distribution Account pursuant to Subsection 4.8 on the related Transfer Date.

                                   ARTICLE IV
                        RIGHTS OF CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

         Section 4.2A The Series 1995-1 Collection Account; Establishment
Account.

                  The Servicer shall apply, or shall instruct the Trustee to apply, all Collections, and other funds held in the Collection Account that are allocated to the Series 1998-1 Certificates as described in this Article IV. Provided that daily deposits of Collections into the Collection Account are required pursuant to Section 4.1(f), the applicable Investor Percentage of Finance Charge Collections shall be deposited into the Collection Account on a daily basis. During the Revolving Period, Collections of Principal Receivables allocable to Series 1998-1 with respect to each Monthly Period need not be deposited into the Collection Account on a daily basis during such Monthly Period; provided, however, that in the event that the Minimum Transferor Amount exceeds the Transferor Amount on any date, such Collections of Principal Receivables shall be deposited into the Excess Funding Account until the Transferor Amount equals the Minimum Transferor Amount; and provided, further, that on any date on which the sum of the Aggregate Principal Receivables and the Excess Funding Amount is less than the Aggregate Adjusted Investor Amount, such Collections of Principal Receivables shall be deposited into the Collection Account on a daily basis. During the Accumulation Period, after an amount of Collections of Principal Receivables allocable to Series 1998-1 equal to the Controlled Deposit Amount with respect to each Monthly Period has been deposited into the Collection Account, Collections of Principal Receivables allocable to Series 1998-1 with respect to each Monthly Period need not be deposited into the Collection Account on a daily basis during such Monthly Period; provided, however, that in the event that the Minimum Transferor Amount exceeds the Transferor Amount on any date, such Collections of Principal Receivables shall be deposited into the Excess Funding Account until the Transferor Amount equals the Minimum Transferor Amount; and, provided, further, that on any date on which the sum of the Aggregate Principal Receivables and the Excess Funding Amount is less than the Aggregate Investor Amount, such Collections of Principal Receivables shall be deposited into the Collection Account on a daily basis. Notwithstanding the foregoing, the Servicer need not make daily deposits of Collections into the Collection Account at any time when the requirements of Section 4.1(f) of the Agreement are satisfied. For purposes hereof, the Collection Account shall be the Distribution Account, and wherever the term "Distribution Account" is used, it shall mean the Collection Account.

                  Section 4.4. Certain Allocations.

         (a) Allocations During the Revolving Period. Collections pursuant to
Section 4.2A that are not required to be deposited in the Collection Account or the Excess Funding Account shall be payable to the Holder of the Exchangeable Transferor Certificate on a daily basis.

         (b) Allocations During the Accumulation Period. During the Accumulation Period, the Servicer shall, prior to the close of business on each day any Collections are deposited in the Collection Account, direct the Trustee to allocate to the Certificateholders or the Holder of the Exchangeable Seller Certificate and pay or deposit from of the Collection Account the following amounts as set forth below:

                  (i) Allocate from Collections of Finance Charge Receivables for payment in accordance herewith, an amount equal to the product of
         (A) the Investor Percentage on the date of processing of such Collections and (B) the aggregate amount of Finance Charge Collections for such date.

                  (ii) Allocate to the Principal Account (A) during the period that the sum of the Class A Investor Amount and the Class B Investor Amount exceeds the balance in the Principal Account, an amount equal to the product of (1) the Investor Percentage on such date, (2) the Class A/B Percentage and (3) the aggregate amount of such Collections processed in respect of Principal Receivables on such date and (B) at all times thereafter, an amount equal to the product of (1) the Investor Percentage on such date of such Collections and (2) the aggregate amount of such Collections processed in respect of Principal Receivables on such date (for any such date, a "Principal Allocation"); provided, however, that if the sum of such Principal Allocation and all preceding Principal Allocations with respect to the same Monthly Period (the "Monthly Total Principal Allocation") exceeds the Controlled Deposit Amount, then such excess shall not be treated as a Principal Allocation and shall be paid as provided in subsection 4.4(b)(iii).

                  (iii) Pay to the Holder of the Exchangeable Seller Certificate an amount equal to the product of (A) the Investor Percentage on such date and (B) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing minus the amount allocated to the Principal Account pursuant to subsection 4.4(b)(ii); provided, however, that in the event that the amount to be paid to the Holder of the Exchangeable Seller Certificate pursuant to this subsection 4.4(b)(iii) with respect to any date would result in a Shortfall Amount, the Shortfall Amount shall be deposited into the Excess Funding Account.

         (c) Allocations During the Rapid Amortization Period. During the Rapid Amortization Period, the Servicer shall, direct the Trustee to allocate to the Certificateholders or the Holder of the Exchangeable Seller Certificate and pay from the Collection Account or the Principal Account, as applicable, the following amounts as set forth below:

                  (i) An amount from the Collection Account equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections of Finance Charge Receivables for such Date of Processing for payment as provided herein.

                  (ii) Deposit in the Principal Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Collections processed in respect of Principal Receivables on such date; provided, however, that after the date on which the Adjusted Investor Amount minus the amount on deposit in the Principal Account has been reduced to zero, the amount determined in accordance with this subparagraph
         (ii) shall be paid as provided in subsection 4.4(b)(iii); provided, further, that if on any date of processing after giving effect to the allocation set forth in this subsection 4.4(c)(ii) for such Date of Processing in such Monthly Period the amount credited to the Principal Account is less than the Adjusted Investor Amount, then Shared Principal Collections from other Series, if any, allocable to the Series 1998-1 Certificates will be deposited in the Principal Collections Account to the extent of such shortfall.

         Section 4.5 Defaulted Accounts. On each Determination Date, the Servicer shall calculate the Investor Default Amount for the preceding Monthly Period and the Total Deficiency Amount for the related Distribution Date. If on such date the Total Deficiency Amount exceeds zero (such deficiency, the "Shortfall"), the Class C Investor Amount will be reduced on such date by the lesser of (i) the sum of (x) the Investor Default Amount and (y) the applicable Shortfall Share of the amount of any unpaid Deposit Obligation in respect of the preceding Monthly Period and (ii) such Shortfall (together with any amount allocated to the Class C Investor Amount in accordance with the last sentence of
Section 4.11, a "Class C Investor Charge-Off"). In the event that such reduction would cause the Class C Investor Amount to be a negative number, the Class C Investor Amount shall be zero, and the Class B Investor Amount will be reduced on such date by an amount equal to the excess of such reduction over the Class C Investor Amount prior to the reduction (a "Class B Investor Charge-Off"). In the event that such reduction would cause the Class B Investor Amount to be a negative number, the Class B Investor Amount shall be zero and the Class A Investor Amount will be reduced by an amount equal to the excess of such reduction over the sum of the Class B Investor Amount and the Class C Investor Amount prior to such reduction (a "Class A Investor Charge-Off").

         Section 4.6 Monthly Payments. On each Determination Date, the Servicer, shall instruct the Trustee to withdraw, and on the succeeding Transfer Date, the Trustee acting in accordance with such instructions shall withdraw, the amounts required to be withdrawn from Collections of Finance Charge Receivables held in the Collection Account pursuant to this Section 4.6 and the amounts required to be withdrawn from the Principal Account pursuant to Section 4.11. On each Determination Date, the Servicer shall also determine the amount (the "Total Deficiency Amount"), if any, by which the sum of (a) Class A Certificate Interest and Class B Certificate Interest, calculated as set forth below, for the following Transfer Date, plus (b) the Investor Monthly Servicing Fee accrued in respect of the preceding Monthly Period plus (c) the Investor Default Amount, if any, for the preceding Monthly Period, plus (d) the applicable Series Share of any unpaid Deposit Obligation (that remains unpaid) for the preceding Monthly Period exceeds the aggregate of
(i) the product of Finance Charge Collections and the Investor Percentage in respect of the preceding Monthly Period, (ii) any amounts allocable to the Series 1995 in respect of Shared Finance Charge Collections in preceding Monthly Period and (iii) any other amounts required to satisfy the requirements for deposit into the Finance Charge Sub-account (as defined and provided in the Series 1995-1 Supplement, Section 4.6 (such sum, the "Monthly Finance Charge Allocation").

         (a) Class A Certificate Interest. On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from Collections of Finance Charge Receivables in the Collection Account and pay, to the extent of funds available therefor interest on the Class A Certificates in the amount of the Class A Monthly Interest:

         (b) Class B Certificate Interest. On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from Collections of Finance Charge Receivables the Collection Account, and pay, to the extent of funds available therefore, interest on the Class B Certificates in the amount of the Class B Monthly Interest.

         (c) Servicing Fee. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from Collections of Finance Charge Receivables Collection Account, to the extent available, an amount equal to the lesser of (i) the Monthly Finance Charge Allocation less any amounts withdrawn from the Collection Account pursuant to subsections 4.6(a) and
(b), and (ii) the Investor Monthly Servicing Fee accrued in respect of the preceding Monthly Period plus all accrued and unpaid Investor Monthly Servicing Fees in respect of previous Monthly Periods, and the Trustee shall pay such amount to the Servicer.

         (d) Defaults. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from Collections of Finance Charges in the Collection Account, to the extent available, an amount equal to the Monthly Period Finance Charge Allocation less any amounts withdrawn from the Collection Account pursuant to subsections 4.6(a), (b) and (c) up to the Investor Default Amount, if any, for the preceding Monthly Period, and the Trustee, upon direction of the Servicer shall (A) during the Revolving Period, apply such amount in accordance with subsection 4.4(a)(ii), (B) during the Accumulation Period, deposit such amount in accordance with subsection 4.4(b)(ii) or (iii) and (C) during the Rapid Amortization Period, deposit such amount in accordance with subsection 4.4(c)(ii), respectively, in each case as if such amounts were Collections of Principal Receivables.

         (e) Deposit Obligation. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from Collections of Finance Charge Receivables held in the Collection Account, to the extent available, an amount equal to the Monthly Finance Charge Allocation less any amounts withdrawn from the Collection Account allocation pursuant to subsections 4.6(a), (b), (c) and (d) up to the applicable Shortfall Share of the unpaid Deposit Obligation for the preceding Monthly Period, and the Trustee shall deposit such amount in the Excess Funding Account. Amounts deposited in the Excess Funding Account pursuant to this subsection (e) shall be applied first to reimburse the Class A Certificates for Class A Investor Charge-Offs, second to the extent amounts are available following the reimbursement of the Class A Certificates, to reimburse the Class B Certificates for Class B Investor Charge-Offs and third to the extent amounts are available following the reimbursement of the Class A Investor Charge-Offs and the Class B Investor Charge-Offs, to reimburse the Class C Certificates for Class C Investor Charge-Offs; provided that the aggregate of the foregoing reimbursements shall not exceed the lesser of (i) the Shortfall and (ii) the applicable Shortfall Share of the unpaid Deposit Obligation for the preceding Monthly Period.

         (f) Reimbursement of Investor Charge Offs, Class B Reallocated Amounts, and Class C Reallocated Amounts. On each Transfer Date, the Trustee, acting in accordance with instructions of the Servicer, shall withdraw from Collections of Finance Charge Receivables in the Collection Account, to the extent available, an amount equal to the lesser of (i) the Monthly Period Finance Charge Allocation less any amounts withdrawn from the Collections of Finance Charges in the Collection Account pursuant to subsections 4.6(a), (b), (c), (d) and (e), and (ii) an amount equal to the aggregate amount of Investor Charge Offs, if any, Class B Reallocated Amounts, if any, and Class C Reallocated Amounts, if any, which have not theretofore been reimbursed pursuant to this subsection 4.6(f), and shall (A) during the Accumulation Period, deposit such amounts in accordance with subsection 4.4(b)(ii) or (iii) and (B) during the Rapid Amortization Period, deposit such amounts in accordance with subsection 4.4(c)(ii), respectively as if such amounts were Collections of Principal Receivables. On the date of any such reimbursement, the Investor Amount shall be increased by the amount of such reimbursement of Investor Charge Offs, Class B Reallocated Amounts and Class C Reallocated Amounts.

         Reimbursements under this subsection 4.6(f) shall be applied first to reimburse the Class A Certificates for Class A Investor charge-Offs, second, to the extent amounts are available following the reimbursement of the Class A Certificates, to reimburse the Class B Certificates for Class B Reallocated Amounts, third, to the extent amounts are available following the reimbursement of the Class B Certificates for Class B Reallocated

Amounts, to reimburse the Class B Certificates for Class B Investor Charge Offs, fourth, to the extent amounts are available following the reimbursement of the Class B Certificates for Class B Investor Charge Offs, to reimburse the Class C Certificates for Class C Reallocated Amounts and fifth, to the extent amounts are available following the reimbursement of the Class C Certificates for Class C Reallocated Amounts, to reimburse the Class C Certificates for Class C Investor Charge Offs (excluding amounts reimbursed pursuant to subsection 4.6(e)).

         (g) Reserve Account. On each Transfer Date in respect of each Distribution Date occurring from and after the Reserve Account Funding Date but prior to the date the Reserve Account terminates pursuant to subsection 4.9(d), the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from Collections of Finance Charge Receivables held in the Collection Account and deposit to the Reserve Account an amount up to the lesser of (A) the Monthly Period Finance Charge Allocation less any amounts withdrawn from the Collection of Finance Charge Receivables held in the Collection Account pursuant to subsections 4.6(a), (b), (c), (d), (e) and (f), and (B) the amount, if any, by which the Required Reserve Account Amount exceeds the amount on deposit in the Reserve Account (before giving effect to such deposit and after giving effect to any Reserve Account Draw on such date).

         (h) Class C Certificate Interest. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from Collections of Finance Charge Receivables held in the Collection Account, an amount up to the lesser of (A) the Monthly Period Finance Charge Allocation less any amounts withdrawn from the Collections of Finance Charge Receivables held in the Collection Account, pursuant to subsections 4.'6(a), (b), (c), (d), (e), (f) and (g), and (B) the amount, if any, equal to interest accrued and unpaid in respect of the portion of the Class C Investor Amount held by Persons other than the Servicer or its Affiliates.

                  (i) Excess Spread. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from Collections of Finance Charge Receivables held in the Collection Account, an amount up to the Monthly Period Finance Charge Allocation less any amounts withdrawn from the Collections of Finance Charge Receivables held in the Collection Account, pursuant to subsections 4.6(a), (b), (c), (d), (e), (f), (g) and (h) (such remaining funds, the "Excess Spread").

         Section 4.7 Payment of Certificate Interest. On each Distribution Date, the Paying Agent shall pay in accordance with Section 5.1: (i) to the Class A Certificateholders from the Collection Account the amount determined pursuant to
Section 4.6(a) on the related Transfer Date; (ii) to the Class B Certificateholders from the Collection Account the amount determined pursuant to
Section 4.6(b) on the related Transfer Date; (iii) to the Class C Certificateholders (other than the Servicer and its

Affiliates) from the Collection Account, the amount determined pursuant to
Section 4.6(h) on the related Transfer Date; and (iv) to the Class C Certificateholders (if such Certificateholders are the Servicer or its Affiliates) from the Collection Account the amount determined pursuant to
Section 4.6(i) on the related Transfer Date.

         Section 4.8 Payment of Certificate Principal.

         (a) on the Determination Date in the calendar month following the Monthly Period in which the Accumulation Period commences, and on each Determination Date thereafter until the commencement of the Rapid Amortization Period, the Servicer shall instruct the Trustee to withdraw, and on the next succeeding Transfer Date the Trustee shall withdraw, from the Principal Account
(1) the amount deposited in the Principal Account pursuant to subsection 4.4(b)(ii) during the preceding monthly Period, (2) any Shared Principal Collections allocated to the Series and (3) the amount to be deposited in the Principal Account on such Transfer Date pursuant to subsection 4.6 (d), (f) or 4.3(j).

         (b) on the Determination Date in the calendar month following the Monthly Period in which the Rapid Amortization Period commences, and on each Determination Date thereafter, the Servicer shall instruct the Trustee to withdraw, and on the next succeeding Transfer Date the Trustee shall, subject to the following paragraph, withdraw, from the Principal Account for distribution and deposit in the Distribution Account (1) the amount deposited in the Principal Account pursuant to subsections 4.4(b)(ii) and 4.4(c)(ii) (and not reallocated pursuant to Section 4.11) during the preceding Monthly Period, (2) any Shared Principal Collections allocated to the Series and (3) the amount to be deposited in the Principal Account on such Transfer Date pursuant to subsections 4.6(d), 4.6(f) or 4.3(j) in each case after giving effect to any reallocation of such collections pursuant to Section 4.11.

         (c) On each Transfer Date after the end of the Revolving Period, the Servicer shall withdraw, or instruct the Trustee to withdraw, and on such Transfer Date the Trustee shall withdraw, from the Excess Funding Account and deposit to the Distribution Account, an amount equal to the lowest of (x) the amount on deposit therein (exclusive of investment earnings net of investment expenses), (y) during the Accumulation Period, the amount by which the applicable Controlled Deposit Amount exceeds the Monthly Total Principal Allocation for the preceding Monthly Period, and during the Rapid Amortization Period, the Investor Amount (after giving effect to the application of the amounts already allocated to the Distribution Account on such date) and (z) the amount of Shared Principal Collections available to be withdrawn from the Excess Funding Account pursuant to Section 4.3(g).

         On the Determination Date preceding the final Transfer Date, the Servicer shall determine the amounts to be deposited pursuant to this sentence and on the final Transfer Date: (x) the Servicer shall, or shall instruct the Trustee to, and the Trustee shall, withdraw from the Principal Account and deposit into the Distribution Account, an amount which is no greater than the Investor Amount as of the end of the day on the preceding Record Date; and (y) the Servicer shall, or shall instruct the Trustee to, and the Trustee shall, withdraw from the Principal Account and deposit into the Collection Account, for allocation as Principal Receivables pursuant to Article IV, the amount, if any, remaining in the Principal Account after giving effect to the withdrawals made pursuant to clause (x).

         (d) Unless the Rapid Amortization Period has commenced, on the Class A Expected Payment Date, the Paying Agent shall pay in accordance with Section 5.1, to the Class A Certificateholders from the Distribution Account the lesser of (a) the amount on deposit in the Distribution Account on the related Transfer Date and (b) the Class A Investor Amount on such date. Unless the Rapid Amortization Period has commenced, on the Class B Expected Payment Date, the Paying Agent shall pay in accordance with Section 5.1, to the Class B Certificateholders from the Distribution Account the lesser of (a) the amount on deposit in the Distribution Account on the related Transfer Date and (b) the Class B Investor Amount on such date.

         (e) In accordance with the subordination of the Class B Certificates to the Class A Certificates and the subordination of the Class C Certificates to the Class A and B Certificates, on each Distribution Date occurring after the commencement of the Rapid Amortization Period, the Paying Agent shall pay in accordance with Section 5.1, (i) to the Class A Certificateholders from the Distribution Account the lesser of (a) the amount on deposit in the Distribution Account on the related Transfer Date and (b) the Class A Investor Amount on such date, (ii) to the Class B Certificateholders from the Distribution Account the lesser of (r) the amount on deposit in the Distribution Account on the related Transfer Date less any amounts withdrawn from the Distribution Account pursuant to clause (i) of this subsection 4.8(e) and (s) the Class B Investor Amount on such date and (iii) to the Class C Certificateholders from the Distribution Account the lesser of (y) the amount on deposit in the Distribution Account on the related Transfer Date less any amounts withdrawn from the Distribution Account pursuant to clauses (i) and (ii) of this subsection 4.8(e) and (z) the Class C Investor Amount on such date.

         (f) On the first Distribution Date in an Amortization Period on which the Class A Investor Amount and the Class B Investor Amount equals or is reduced to zero or, if there are no Principal Collections allocable to the Series 1998-1 Certificates remaining after payments have been made to the Class A Certificates and Class B Certificates on such Distribution Date, then on the Distribution Date following the Distribution Date on which the Class A Investor Amount and the Class B Investor Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1, to the Class C Certificateholders from the Distribution Account the amount on deposit in the Distribution Account on the related Transfer Date.

         Section 4.9 Reserve Account.

         (a) The Servicer, for the benefit of the Series 1998-1 Investor Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with a Qualified Institution designated by the Servicer, a segregated trust account within the corporate trust department of such Qualified Institution (the "Reserve Account"), bearing a designation clearly indicating that the funds held therein are held in trust for the benefit of the Series 1998-1 Investor Certificateholders. The Trustee shall possess all right, title and interest in all amounts held from time to time in the Reserve Account and in all proceeds thereof. Pursuant to the authority granted to it pursuant to subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds and to instruct the Trustee to withdraw funds from the Reserve Account for the purposes of carrying out its duties hereunder. Funds on deposit in the Reserve Account shall at all times be invested by the Trustee, at the written direction (or telephonic direction, promptly confirmed in writing) of the Servicer, in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal on the Transfer Date following the Monthly Period in which such funds were processed for collection. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, shall instruct the applicable Qualified Institution in writing with respect to the investment of funds allocated to the Reserve Account. For purposes of determining the availability of funds or the balances in the Reserve Account for any reason under this Agreement, all investment earnings on such funds (net of losses and expenses) shall be deemed not to be available or on deposit until actually credited to the Reserve Account. Permitted Investments shall not be disposed of prior to their maturity. The foregoing notwithstanding, all amounts held in the Reserve Account may be transferred to, and held as part of, the "Reserve Account" established pursuant to the Younkers Agreement and Series 1995-1. In no event shall the funds held in the Reserve Account for Series 1998-1 and in the Reserve Account established pursuant to the Younkers Agreement and Series 1995-1 exceed the total amount required under the Younkers Agreement and Series 1995-1.

         (b) On each Distribution Date all investment earnings credited to the Reserve Account since the preceding Distribution Date shall be deposited in the Finance Charge Sub-subaccount. On each Transfer Date in respect of each Determination Date in respect of each Monthly Period during the Accumulation Period, the Servicer shall withdraw, or instruct the Trustee to withdraw, and on such Transfer Date the Trustee shall withdraw, from the Reserve Account an amount (the "Reserve Draw Amount") equal to the lesser of the Distribution investment Shortfall and the amount on deposit in the Reserve Account. The Reserve Draw Amount shall be deposited in the Collection Account and deemed to be a Collection of Finance Charge Receivables.

         (c) If on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account, the amount on deposit in the Reserve Account would exceed the Required Reserve Account Amount (the "Reserve Account Surplus"), the Servicer shall withdraw, or instruct the Trustee to withdraw, and on such Transfer Date the Trustee shall withdraw, from the Reserve Account, the Reserve Account Surplus and distribute such amount as part of Excess Spread.

         (d) Upon the earliest to occur of the Expected Payment Date or a Pay Out Event, the Servicer shall withdraw, or instruct the Trustee to withdraw, and on such Distribution Date the Trustee shall withdraw, after the prior payment of all amounts payable from the Reserve Account as provided in this subsection 4.9, all amounts then on deposit in the Reserve Account and distribute the same as Excess Spread and the Reserve Account shall terminate.

         Section 4.10 [Reserved].

         Section 4.11 Reallocated Principal Collections. The Servicer shall apply or shall cause the Trustee to apply on each Distribution Date a portion of the Collections in respect of the preceding Monthly Period allocated pursuant to subsection 4.4(c)(ii) equal to the lesser of (i) the Class C Investor Percentage thereof and (ii) the excess, if any of the Total Deficiency Amount over the Investor Default Amount for such Monthly Period (such amounts, the "Class C Reallocated Amounts") to pay the amounts specified in Sections 4.6(a), (b), (c) and (e) in the order of priority specified in subsection 4.6. If such Class C Reallocated Amounts are insufficient to pay the amounts required pursuant to subsections 4.6(a), (b), (c) and (e), the Servicer shall apply or shall cause the Trustee to apply on such Distribution Date a portion of the Collections in respect of the preceding Monthly Period allocated pursuant to subsection 4.4(c)(ii) equal to the lowest of (i) the Class B Investor Percentage thereof,
(ii) the difference between the Total Deficiency Amount and the Investor Default Amount and (iii) the amount of such insufficiency (such amounts, the "Class B Reallocated Amounts"; collectively with the Class C Reallocated Amounts, "Reallocated Principal Collections") shall be reallocated by the servicer to pay the amounts specified in subsections 4.6(a), (b), (c) and (e) in the order of priority specified in Section 4.6. If there are Class B Reallocated Amounts and, after giving effect to such Reallocated Principal Collections, the Class C Investor Amount exceeds zero, the Class C Investor Amount shall be reduced by the lesser of the Class B Reallocated Amounts and such remaining Class C Investor Amount.

         Section 4.12 Accumulation Period Length. On or prior to the Distribution Date commencing 12 months prior to the Class A Expected Payment Date, the Seller shall designate the number of Monthly Periods in the Accumulation Period (the "Accumulation Period Length") and, correspondingly the first day of the Monthly Period on which the Accumulation Period will commence. The Seller shall notify the Rating Agencies of such designation. Such designation will be effective when (i) the Rating Agency Condition has been satisfied with respect thereto and (ii) the Seller has delivered to the Trustee an Officer's Certificate to the effect that, based upon the facts known to such officer at such time, such designation will not cause a Rapid Amortization Event. In the absence of an effective designation the Accumulation Period will commence on December 1, 1999.

      Section 4.13 Principal Account.

      (a) The Servicer shall establish and maintain, in the name of the Trustee, for the benefit of the Series 1998-1 Certificateholders, with a Qualified Institution a segregated trust account (the "Principal Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-1 Certificateholders. The Principal Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds held from time to time in the Principal Account and in all proceeds thereof. The Principal Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-1 Certificateholders. If, at any time, the institution holding the Principal Account ceases to be a Qualified Institution, the Trustee (or the Servicer on its behalf) shall within five (5) Business Days establish a new Principal Account meeting the conditions specified above with a Qualified Institution and shall transfer any cash and/or any investments to such new Principal Account. Pursuant to the authority granted to the Servicer in Section 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Account for the purposes of carrying out the Servicer's or the Trustee's duties hereunder.

      (b) Funds held in the Principal Account shall be invested at the direction of the Servicer by the Trustee in Permitted Investments. All such Permitted Investments shall be held by the Trustee for the benefit of the Series 1998-1 Certificateholders; provided, however, that on each Distribution Date all interest and other investment income (net of losses and investment expenses) ("Principal Investment Proceeds") on funds held therein shall be applied as set forth in Section 4.13(c) below. Funds held in the Principal Account shall be invested in Permitted Investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. No Permitted Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of a Permitted Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the 1998-1 Certificateholders may be adversely affected if such Permitted Investment is held to its maturity.

      (c) On each Distribution Date with respect to the Accumulation Period, the Servicer shall direct the Trustee to withdraw from the Principal Account and deposit into the Collection Account all Principal Investment Proceeds then held in the Principal Account and such Principal Investment Proceeds shall be treated as a portion of (x) prior to the payment in full of the Class A Investor Amount, Class A Available Funds and (y) thereafter, Class B Available Funds, in each case for such Distribution Date.

      (d) Reinvested interest and other investment income on funds deposited in the Principal Account shall not be considered to be principal amounts held therein for purposes of this Agreement.


                                    ARTICLE V
                            DISTRIBUTIONS AND REPORTS
                         TO INVESTOR CERTIFICATEHOLDERS

SECTION 5.1 DISTRIBUTIONS.

      (a) On each Payment Date, the Paying Agent shall distribute (in accordance with instructions delivered by the Servicer to the Trustee) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Class A Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by the Class A Certificates held by such Class A Certificateholder) of amounts on deposit in the Distribution Account as are payable with respect to the Class A Certificates pursuant to Sections 4.7 and 4.8 on such Distribution Date by check mailed to each Class A Certificateholder except that, with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

      (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class B Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Class B Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by the Class B Certificates held by such Class B Certificateholder) of amounts on deposit in the Distribution Account as are payable with respect to the Class B Certificates pursuant to Sections 4.7 and 4.8 in immediately available funds.

      (c) on each Distribution Date, the Paying Agent shall distribute (in accordance with instructions delivered by the Servicer to the Trustee) to each Class C Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Class C Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by the Class C Certificates held by such Class C Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class C Certificates pursuant to Sections 4.7 and
4.8 by wire transfer to each Class C Certificateholder.

      SECTION 5.2 STATEMENTS TO SERIES 1998-1 CERTIFICATEHOLDERS. On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 1998-1 Certificateholder, including, for the avoidance of doubt, the Collateral Indebtedness Holder, a statement substantially in the form of Exhibit C prepared by the Servicer setting forth certain information relating to the Trust and the Series 1998-1 Certificates.

      On or before January 31 of each calendar year, beginning with 1999, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1998-1 Certificateholder a statement prepared by the Servicer containing the information which is required to be contained in Exhibit C, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder of such Series, together with other information as is required to be provided by an issuer of indebtedness under the Code and such other customary information as is necessary to enable the Certificateholders of such Series to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall have been provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

      SECTION 13. CONSTITUENT CLASS C CERTIFICATES.

      (a) Subject to the satisfaction of the conditions set forth in subsection 13(c), the Class C Certificateholders may at any time and from time to time (i) subdivide the Class C Certificates into two or more subsidiary certificates, or
(ii) reallocate all or any portion of the amounts distributable to the Class C Certificateholders pursuant to Article IV and Section 5.1 to any other Certificateholder. In connection with such subdivision, the Seller may assign an interest rate to the Class C Certificates or a portion thereof. Upon presentation to the Trustee and the Paying Agent of documentation satisfactory to the Trustee (to which-the Trustee may be a party, if requested by the Seller) reallocating payments with respect to the Class C Certificates, the Trustee shall pay amounts due hereunder to the Class C Certificateholders to the holders of such constituent certificates or such other Certificateholder, as the case may be, pursuant to the terms of such documentation.

      (b) The documentation referred to in subsection (a) of this Section 13 shall set forth the rights of the holders of the certificates or other interests issued thereby with respect to the approval of amendments and waivers pursuant to Section 13.1 of the Agreement.

      (c) As a condition precedent to the subdivision of any Class C Certificates pursuant to this Section 13, (A) the Trustee and the Seller shall have received an opinion of outside tax counsel to the effect that (i) the certificates issued and sold to third parties will be characterized as indebtedness or an interest in a partnership (not taxable as a corporation) for federal income tax purposes, (ii) the subdivision will not cause outstanding Class A Certificates and Class B Certificates to be characterized as other than indebtedness for federal income tax purposes and
(iii) the subdivision will not be treated as a taxable sale, exchange or other disposition for federal income tax purposes, (B) in the reasonable belief of the Seller, as evidenced by an Officer's Certificate, such subdivision would not cause a Pay Out Event to occur, or an event which, with notice or lapse of time or both, would constitute a Pay Out Event, and (C) the Rating Agency Condition shall have been satisfied.

                                    EXHIBIT B
                                     TO THE
                            SERIES 1998-1 SUPPLEMENT

                          SERIES 1998-1 PAY OUT EVENTS

                                    EXHIBIT B
                                     TO THE
                            SERIES 1998-1 SUPPLEMENT

                          SERIES 1998-1 PAY OUT EVENTS

I.    Series 1998-1 Pay Out Events.

      If any one of the events specified in Section 9.1 of the Agreement or any of the following events shall occur with respect to the Series 1998-1
Certificates:

            (a) failure on the part of Transferor or the Servicer (i) to make any payment or deposit required by the terms of (A) the Agreement, or (B) this Series Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made or (ii) duly to observe or perform in any material respect any covenants or agreements applicable to it set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1998-1 Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 1995-1 Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Amount of this Series 1998-1, and continues to affect materially and adversely the interests of the Series 1998-1 Certificateholders for such period; or

            (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to the Agreement, shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 1998-1 Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Amount of this Series 1998-1, and as a result of which the interests of the Series 1998-1 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 1998-1 Pay Out Event shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions hereof; or

            (c) the average of the Portfolio Yields for any three consecutive Monthly Periods is a rate which is less than the Base Rate; or

            (d) the Class A Investor Amount shall be greater than zero on the Class A Expected Payment Date after giving effect to the distribution to be made on such date; or

            (e) the Seller shall fail to designate, or be unable to designate, Additional Accounts the Receivables of which will be Eligible Receivables, as required by the Agreement, and such failure shall continue for a period of 5 Business Days; or

            (f) any Servicer Default shall occur which would have a material adverse effect on the Holders of the Series 1998-1 Certificates;

then, (i) in any such event described in subparagraph (a), (b) or (f), after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the Holders of Series 1998-1 Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Amount by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a "Series 1998-1 Pay Out Event") has occurred as of the date of such notice and (ii) in the case of any event described in subparagraph (c), (d) or (e), a series 1998-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Certificateholders immediately upon the occurrence of such event. Notwithstanding the foregoing, any failure of performance under subsection
(a)(i) for a period of up to 60 calendar days with respect to an event described in clause (i) below or up to 15 calendar days with respect to an event described in clause (ii) below (in addition to the five Business Days provided above) shall not constitute a Pay Out Event for purposes of this sentence until the expiration of such period, if such failure could not be prevented by the exercise of reasonable diligence by the Seller and the Servicer and such failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion, riot or sabotage, epidemics, landslides, lightning, fire, hurricanes, tornadoes, earthquakes, nuclear disasters or meltdowns, floods, power outages, bank closings, or similar causes or (ii) computer malfunction, communication malfunction or other electronic system malfunction or similar causes. The preceding proviso shall not relieve the Seller or the Servicer from using all reasonable efforts to perform its respective obligations in a timely manner in accordance with the terms of the Agreement and this Supplement and the Seller shall provide the Trustee and each Rating Agency with an Officer's Certificate giving prompt notice of such failure, together with a description of its efforts to so perform its obligations. Notice of any such Pay Out Event shall be given by the Servicer to the Rating Agencies.

                                    EXHIBIT C
                                     TO THE
                            SERIES 1998-1 SUPPLEMENT

                  FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                                    EXHIBIT D
                                     TO THE
                            SERIES 1998-1 SUPPLEMENT

                           FORM OF CLASS A CERTIFICATE

                                    EXHIBIT D
                                     TO THE
                            SERIES 1998-1 SUPPLEMENT

                           FORM OF CLASS A CERTIFICATE

No. A-1                                                              $__________

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES ACT. SUCH SECURITIES SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED OR DISPOSED OF ABSENT SUCH REGISTRATION, UNLESS, IN THE OPINION OF THE CORPORATION'S COUNSEL, SUCH REGISTRATION IS NOT REQUIRED.

                       PROFFITT'S CREDIT CARD MASTER TRUST

                 CLASS A ASSET BACKED CERTIFICATE, SERIES 1998-1

                          Class A Expected Payment Date
                           June 2000 Distribution Date

                  Each $1,000 minimum denomination represents a
             fractional undivided interest in certain assets of the

                       PROFFITT'S CREDIT CARD MASTER TRUST

Evidencing an undivided interest in a trust the corpus of which consists primarily of receivables generated from time to time in a portfolio of consumer revolving credit card accounts of

                          PROFFITT'S CREDIT CORPORATION
    (Not an interest in or obligation of Proffitt's Credit Corporation or any
                               Affiliate thereof)

      This certifies that Younkers Master Trust (the "Class A Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-1 Supplement dated as of May 6, 1998 (as amended and supplemented, the "Series Supplement"), among Proffitt's Credit Corporation, as Transferor, Proffitt's, Inc., as Servicer, and Norwest Bank Minnesota, National Association, a national banking association, as Trustee (the "Trustee"). The corpus of the Trust consists of (i) receivables (the "Receivables") generated from time to time in a portfolio of consumer revolving credit card accounts identified under the Agreement (the "Accounts"), (ii) all monies due or to become due in payment of the Receivables,
(iii) all proceeds of the Receivables and proceeds of Insurance Policies relating to the Receivables, (iv) all monies held in certain accounts of the Trust (excluding investment earnings, unless otherwise specified in the Agreement or any Supplement), (v) all Recoveries and Collections of the Receivables, (vi) any Enhancement with respect to any Series (or class thereof) and (vii) all other assets and interests constituting the Trust Property. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at Norwest Bank Minnesota, N.A., Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0070, Attention: Asset Backed Securities Corporate Trust Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

      This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

      THIS CLASS A CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN PROFFITT'S CREDIT CORPORATION OR ANY AFFILIATE THEREOF, AND NONE OF THIS CERTIFICATE, THE RECEIVABLES OR THE ACCOUNTS IS INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY. THIS CLASS A CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS RESPECTING THE RECEIVABLES, ALL AS MORE SPECIFICALLY SET FORTH IN THE AGREEMENT.

      It is the intent of the Transferor and the Investor Certificateholders (and Certificate Owners) that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables (unless otherwise specified in the related Supplement). The Class A Certificateholder (and each Certificate Owner of a Class A Certificate), by the acceptance of this Class A Certificate (or its interest therein), is deemed to agree to treat this Class A

Certificate for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income as indebtedness of the Transferor.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

      IN WITNESS WHEREOF, the Transferor has caused this Class A Certificate to be duly executed by its undersigned officer thereunto duly authorized.

                                        PROFFITT'S CREDIT CORPORATION


                                        By:
                                           -------------------------------
                                           Name:  Douglas E. Coltharp
                                           Title: President

                                        Dated: May 6, 1998


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Class A Certificates described in the within-mentioned Agreement and Series Supplement.

                                        NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION,
                                        as Trustee


                                        By:
                                           -------------------------------
                                           Authorized Officer

                                        Dated: May 6, 1998

                       PROFFITT'S CREDIT CARD MASTER TRUST

                 CLASS A ASSET BACKED CERTIFICATE, SERIES 1998-1

                         SUMMARY OF TERMS AND CONDITIONS

      This Class A Certificate is one of a series of Certificates entitled "Proffitt's Credit Card Master Trust Series 1998-1 Certificates" (the "Series 1998-1 Certificates"), and one of a class thereof entitled "Class A Asset Backed Certificates, Series 1998-1" (the "Class A Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Agreement to be deposited in the Series Accounts maintained for the benefit of such Investor Certificates or paid to the Series 1998-1 Certificateholders. This Certificate is one of the Class A Certificates. The Class B Certificates and Class C Certificates are subordinated in right of payment to the Class A Certificates. The Exchangeable Transferor Certificate represents the interest in the remaining undivided interest in the Trust not represented by all Series of Investor Certificates issued by the Trust. The Exchangeable Transferor Certificate may be exchanged by Proffitt's Credit Corporation pursuant to the Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Agreement.

      Certificate Interest will be distributed monthly on the fifteenth Business Day of each calendar month, or if such fifteenth day is not a Business Day, the next succeeding Business Day (a "Distribution Date"). In the case of the first interest payment, interest will accrue from the date of issuance and in the case of subsequent interest payments, interest will accrue from the preceding Distribution Date in each case to but excluding the date of payment thereof (an "Accrual Period").

      On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record at the close of business on the last Business Day of the immediately preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of such amounts (including amounts held in the Principal Account) as are payable to the Class A Certificateholders pursuant to the Agreement and the Series 1998-1 Supplement. Distributions with respect to this Class A Certificate will be made in the form of immediately available funds to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate). Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee in accordance with the Agreement and the Series 1998-1 Supplement.

      On each Distribution Date occurring after the commencement of the Rapid Amortization Period, the Paying Agent shall pay to the Class A Certificateholder its pro rata share of the lesser of (a) the amount on deposit in the Distribution Account on the related Transfer Date and (b) the Class A Investor Amount on such date. Unless the Rapid Amortization Period has commenced, on the Distribution Date that occurs in June, 2000, the Paying Agent shall pay to the Class A Certificateholder its pro rata share of the lesser of (a) the amount on deposit in the Distribution Account on the related Transfer Date and (b) the Class A Investor Amount. As soon as possible-thereafter, the Depositary will allocate and pay such funds to the Persons to whom such amounts shall be payable in accordance with its operating procedures.

      Subject to the limitations set forth herein, the transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

      The Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

      The rights evidenced by this Class A Certificate created by the Agreement and the Trust shall terminate on the earlier of (i) the day, if any, designated by Proffitt's Credit Corporation after the Distribution Date following the date on which funds shall have been deposited in the Distribution Account sufficient to pay the Class A Investor Amount plus Certificate Interest accrued through the date of distribution thereof and (ii) the day on which final payment is made on the Class A Certificates, but in no event later than December 31, 2015.

      Upon the termination of the Trust pursuant to Section 12.1 of the Agreement and the surrender of the Exchangeable Transferor Certificate, the Trustee shall return to the holder of the Exchangeable Transferor Certificate, without recourse, all right, title and interest of the Trust in, to and under the Receivables then existing and thereafter created and arising in connection with the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all Recoveries, Collections and other proceeds thereof and Insurance Proceeds relating thereto, except for amounts held by the Trustee pursuant to subsection 12.3(b). The Trustee shall execute and deliver such instruments of transfer, in each case without recourse, as shall be reasonably requested by the holder of the Exchangeable Transferor Certificate to vest in it all right, title and interest which the Trust had in the Receivables.

      Subject to Section 13.1(c) of the Agreement, each Certificateholder by its acceptance of this Certificate or any interest in this Certificate, consents to any amendment to the Agreement or any Supplement necessary for the Transferor to elect FASIT status for the Trust or any portion thereof under the Code.

      As provided in the Agreement and the Series 1998-1 Supplement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates in authorized denominations of like aggregate undivided interests in the Trust as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any transfer or exchange but the Transfer Agent and Registrar and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

THE AGREEMENT AND THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                    EXHIBIT E
                                     TO THE
                            SERIES 1998-1 SUPPLEMENT

                           FORM OF CLASS B CERTIFICATE

                                    EXHIBIT E
                                     TO THE
                            SERIES 1998-1 SUPPLEMENT

                           FORM OF CLASS B CERTIFICATE

No. B-1                                                              $__________

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES ACT. SUCH SECURITIES SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED OR DISPOSED OF ABSENT SUCH REGISTRATION, UNLESS, IN THE OPINION OF THE CORPORATION'S COUNSEL, SUCH REGISTRATION IS NOT REQUIRED.

                       PROFFITT'S CREDIT CARD MASTER TRUST

                 CLASS B ASSET BACKED CERTIFICATE, SERIES 1998-1

                          Class B Expected Payment Date
                           June 2000 Distribution Date

                  Each $1,000 minimum denomination represents a
             fractional undivided interest in certain assets of the

                       PROFFITT'S CREDIT CARD MASTER TRUST

Evidencing a subordinated undivided interest in a trust the corpus of which consists primarily of receivables generated from time to time in a portfolio of consumer revolving credit card accounts of

                          PROFFITT'S CREDIT CORPORATION
    (Not an interest in or obligation of Proffitt's Credit Corporation or any
                               Affiliate thereof)

      This certifies that Younkers Master Trust (the "Class B Certificateholder") is the registered owner of a fractional undivided interest in a trust (the "Trust"), created by the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-1 Supplement dated as of May 6, 1998 (as amended and supplemented, the "Series Supplement"), among Proffitt's Credit Corporation, as Transferor, Proffitt's, Inc., as Servicer, and Norwest Bank Minnesota, National Association, a national banking association, as Trustee (the "Trustee"). The corpus of the Trust consists of (i) receivables (the

"Receivables") generated from time to time in a portfolio of consumer revolving credit card accounts identified under the Agreement (the "Accounts"), (ii) all monies due or to become due in payment of the Receivables, (iii) all proceeds of the Receivables and proceeds of Insurance Policies relating to the Receivables,
(iv) all monies held in certain accounts of the Trust (excluding investment earnings, unless otherwise specified in the Agreement or any Supplement), (v) all Recoveries and Collections of the Receivables, (vi) any Enhancement with respect to any Series (or class thereof) and (vii) all other assets and interests constituting the Trust Property. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at Norwest Bank Minnesota, N.A., Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0070, Attention: Asset Backed Securities Corporate Trust Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

      This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

      THIS CLASS B CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, PROFFITT'S CREDIT CORPORATION OR ANY AFFILIATE THEREOF, AND NONE OF THIS CERTIFICATE, THE RECEIVABLES OR THE ACCOUNTS IS INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY. THIS CLASS B CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS RESPECTING THE RECEIVABLES AND IS EXPRESSLY SUBORDINATED TO THE CLASS A CERTIFICATES, ALL AS MORE SPECIFICALLY SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

      It is the intent of the Transferor and the Investor Certificateholders (and Certificate Owners) that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables (unless otherwise specified in the related Supplement). The Class B Certificateholder (and each Certificate Owner of a Class B Certificate), by the acceptance of this Class B Certificate (or its interest therein), is deemed to agree to treat this Class B Certificate for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income as indebtedness of the Transferor.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

      IN WITNESS WHEREOF, the Transferor has caused this Class B Certificate to be duly executed by its undersigned officer thereunto duly authorized.

                                        PROFFITT'S CREDIT CORPORATION


                                        By:
                                           -------------------------------
                                           Name:  Douglas E. Coltharp
                                           Title: President

                                        Dated: May 6, 1998


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Class B Certificates described in the within-mentioned Agreement and Series Supplement.

                                        NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION,
                                        as Trustee


                                        By:
                                           -------------------------------
                                           Authorized Officer

                                        Dated: May 6, 1998

                       PROFFITT'S CREDIT CARD MASTER TRUST

                 CLASS B ASSET BACKED CERTIFICATE, SERIES 1998-1

                         SUMMARY OF TERMS AND CONDITIONS

      This Class B Certificate is one of a series of Certificates entitled "Proffitt's Credit Card Master Trust Series 1998-1 Certificates" (the "Series 1998-1 Certificates"), and one of a class thereof entitled "Class B Certificates, Series 1998-1" (the "Class B Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Agreement to be deposited in the Series Accounts maintained for the benefit of such Investor Certificates or paid to the Series 1998-1 Certificateholders. This Certificate is one of the Class B Certificates. The Class B Certificates are subordinate in right of payment to the Class A Certificates. The Exchangeable Transferor Certificate represents the interest in the remaining undivided interest in the Trust not represented by all Series of Investor Certificates issued by the Trust. The Exchangeable Transferor Certificate may be exchanged by Proffitt's Credit Corporation pursuant to the Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Agreement.

      Certificate Interest will be distributed monthly on the fifteenth Business Day of each calendar month, or if such fifteenth day is not a Business Day, the next succeeding Business Day (a "Distribution Date"). In the case of the first interest payment, interest will accrue from the date of issuance and in the case of subsequent interest payments, interest will accrue from the preceding Distribution Date in each case to but excluding the date of payment thereof (an "Accrual Period").

      On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record at the close of business on the last Business Day of the immediately preceding calendar month (each a "Record Date") such Class B Certificateholder's pro rata share of such amounts (including amounts held in the Principal Account) as are payable to the Class B Certificateholders pursuant to the Agreement and the Series 1998-1 Supplement. Distributions with respect to this Class B Certificate will be made in the form of immediately available funds to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate). Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee in accordance with the Agreement and the Series 1998-1 Supplement.

      On each Distribution Date occurring after the commencement of the Rapid Amortization Period, the Paying Agent shall pay to the holder of this Class B Certificate its pro rata share of the lesser of its pro rata share of (a) the amount on deposit in the Distribution Account on the related Transfer Date less any amounts withdrawn from the Distribution Account applied to the payment of interest on the Class A Certificates and (b) the Class B Investor Amount on such date. Unless the Rapid Amortization Period has commenced, on the Distribution Date that occurs in June, 2000, the Paying Agent shall pay to the holder of the Class B Certificate its pro rata share of the lesser of (a) the amount on deposit in the Distribution Account on the related Transfer Date and (b) the Class B Investor Amount. As soon as possible thereafter, the Depositary will allocate and pay such funds to the Persons to whom such amounts shall be payable in accordance with its operating procedures.

      Subject to the limitations set forth herein, the transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

      The Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

      The rights evidenced by this Class B Certificate created by the Agreement and the Trust shall terminate on the earlier of (i) the day, if any, designated by Proffitt's Credit Corporation after the Distribution Date following the date on which funds shall have been deposited in the Distribution Account sufficient to pay the Class B Investor Amount plus Certificate Interest accrued through the date of distribution thereof and (ii) the day on which final payment is made on the Series 1998-1 Certificates, but in no event later than December 31, 2015.

      Upon the termination of the Trust pursuant to Section 12.1 of the Pooling and Servicing Agreement and the surrender of the Exchangeable Transferor Certificate, the Trustee shall return to the holder of the Exchangeable Transferor Certificate, without recourse, all right, title and interest of the Trust in, to and under the Receivables then existing and thereafter created and arising in connection with the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all Recoveries, Collections and other proceeds thereof and Insurance Proceeds relating thereto, except for amounts held by the Trustee pursuant to subsection 12.3(b). The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the holder of the Exchangeable Transferor Certificate to vest in it all right, title and interest which the Trust had in the Receivables.

      Subject to Section 13.1(c) of the Agreement, each Certificateholder by its acceptance of this Certificate or any interest in this Certificate, consents to any amendment to the Agreement or any Supplement necessary for the Transferor to elect FASIT status for the Trust or any portion thereof under the Code.

      As provided in the Agreement and the Series 1998-1 Supplement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates in authorized denominations of like aggregate undivided interests in the Trust as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any transfer or exchange but the Transfer Agent and Registrar and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

THE AGREEMENT AND THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                    EXHIBIT F
                                     TO THE
                            SERIES 1998-1 SUPPLEMENT

                           FORM OF CLASS C CERTIFICATE

                                    EXHIBIT F
                                     TO THE
                            SERIES 1998-1 SUPPLEMENT

                           FORM OF CLASS C CERTIFICATE

      THIS CERTIFICATE WAS ISSUED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND FROM APPLICABLE STATE SECURITIES LAWS, AND IS NOT TRANSFERABLE WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF ALL APPLICABLE SECURITIES LAWS OR THE AVAILABILITY OF EXEMPTIONS THEREFROM.

No. C-1                                                              $__________

                       PROFFITT'S CREDIT CARD MASTER TRUST
                 CLASS C ASSET BACKED CERTIFICATE, SERIES 1998-1


                  Each $1,000 minimum denomination represents a
             fractional undivided interest in certain assets of the

                       PROFFITT'S CREDIT CARD MASTER TRUST

Evidencing a subordinated undivided interest in a trust the corpus of which consists primarily of receivables generated from time to time in a portfolio of consumer revolving credit card accounts of

                          PROFFITT'S CREDIT CORPORATION
    (Not an interest in or obligation of Proffitt's Credit Corporation or any
                               Affiliate thereof)


      This certifies that Younkers Master Trust (the "Class C Certificateholder") is the registered owner of a fractional undivided interest in a trust (the "Trust"), created by the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-1 Supplement dated as of May 6, 1998 (as amended and supplemented, the "Series Supplement"), among Proffitt's Credit Corporation, as Transferor, Proffitt's, Inc., as Servicer, and Norwest Bank Minnesota, National Association, a national banking association, as Trustee (the "Trustee"). The corpus of the Trust consists of (i) receivables (the "Receivables") generated from time to time in a portfolio of consumer revolving credit card accounts identified under the Agreement (the "Accounts"), (ii) all monies due or to become due in payment of the Receivables, (iii) all proceeds of the Receivables and proceeds of Insurance Policies relating to the Receivables, (iv) all monies held in certain accounts of the Trust (excluding investment earnings, unless otherwise specified in the Agreement or any Supplement), (v) all Recoveries and Collections of the Receivables, (vi) any Enhancement with respect to any Series (or class thereof) and (vii) all other assets and interests constituting the Trust Property. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class C Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at Norwest Bank Minnesota, N.A., Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0070, Attention: Asset Backed Securities Corporate Trust Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

      This Class C Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class C Certificateholder by virtue of the acceptance hereof assents and is bound.

      THIS CLASS C CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, PROFFITT'S CREDIT CORPORATION OR ANY AFFILIATE THEREOF, AND NONE OF THIS CERTIFICATE, THE RECEIVABLES OR THE ACCOUNTS IS INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY. THIS CLASS C CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS RESPECTING THE RECEIVABLES AM IS EXPRESSLY SUBORDINATED TO THE CLASS A CERTIFICATES AND THE CLASS B CERTIFICATES, ALL AS MORE SPECIFICALLY SET FORTH IN THE AGREEMENT.

      It is the intent of the Transferor and the Investor Certificateholders (and Certificate Owners) that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables (unless otherwise specified in the related Supplement). The Class C Certificateholder (and each Certificate Owner of a Class C Certificate), by the acceptance of this Class C Certificate (or its interest therein), is deemed to agree to treat this Class C Certificate for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income as indebtedness of the Transferor.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class C Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

      IN WITNESS WHEREOF, the Transferor has caused this Class C Certificate to be duly executed by its undersigned officer thereunto duly authorized.

                                        PROFFITT'S CREDIT CORPORATION


                                        By:
                                           -------------------------------
                                           Name:  Douglas E. Coltharp
                                           Title: President

                                        Dated: May 6, 1998


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Class C Certificates described in the within-mentioned Agreement and Series Supplement.

                                        NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION,
                                        as Trustee


                                        By:
                                           -------------------------------
                                           Authorized Officer

                                        Dated: May 6, 1998

                       PROFFITT'S CREDIT CARD MASTER TRUST

                 CLASS C ASSET BACKED CERTIFICATE, SERIES 1998-1

                         SUMMARY OF TERMS AND CONDITIONS

      This Class C Certificate is one of a series of Certificates entitled "Proffitt's Credit Card Master Trust Series 1998-1 Certificates" (the "Series 1998-1 Certificates"), and one of a class thereof entitled "Class C Certificates, Series 1998-1" (the "Class C Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Agreement to be deposited in the Series Accounts maintained for the benefit of such Investor Certificates or paid to the Series 1998-1 Certificateholders. This Certificate is one of the Class C Certificates. The Class C Certificate is subordinated in right of payment to the Class A Certificates and the Class B Certificates. The Exchangeable Transferor Certificate represents the interest in the remaining undivided interest in the Trust not represented by all Series of Investor Certificates issued by the Trust. The Exchangeable Transferor Certificate may be exchanged by Proffitt's Credit Corporation pursuant to the Agreement for a newly issued Series of Investor Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Agreement.

      On each Distribution Date occurring after the commencement of the Rapid Amortization Period, the Paying Agent shall pay to the Class C Certificateholder its pro rata share of (a) the amount on deposit in the Distribution Account on the related Transfer Date less any amounts withdrawn from the Distribution Account to pay the Class A Certificateholders and the Class B Certificateholders and (b) the Class C Investor Amount.

      Proffitt's Credit Corporation from time to time may subdivide the Class C Certificates or reallocate all or any portion or the amounts distributable to the Class C Certificateholder to any other Certificateholder.

      The transfer of this Class C Certificate shall be registered in the Certificate Register upon surrender of this Class C Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class C Certificateholder or such Class C Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class C Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

      The Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Class C Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

      The obligations in favor of this Class C Certificate created by the Agreement and the Trust shall terminate on the day on which final payment is made on the Series 1998-1 Certificates, but in no event later than December 31, 2015.

      Upon the termination of the Trust pursuant to Section 12.1 of the Pooling and Servicing Agreement and the surrender of the Exchangeable Transferor Certificate, the Trustee shall return to the holder of the Exchangeable Transferor Certificate, without recourse, all right, title and interest of the Trust in, to and under the Receivables then existing and thereafter created and arising in connection with the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all Recoveries, Collections and other proceeds thereof and Insurance Proceeds relating thereto, except for amounts held by the Trustee pursuant to subsection 12.3(b). The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the holder of the Exchangeable Transferor Certificate to vest in it all right, title and interest which the Trust had in the Receivables.

      Subject to Section 13.1(c) of the Agreement, each Certificateholder by its acceptance of this Certificate or any interest in this Certificate, consents to any amendment to the Agreement or any Supplement necessary for the Transferor to elect FASIT status for the Trust or any portion thereof under the Code.

      As provided in the Agreement and the Series 1998-1 Supplement and subject to certain limitations therein set forth, Class C Certificates are exchangeable for new Class C Certificates in authorized denominations of like aggregate undivided interests in the Trust as requested by the Class C Certificateholder surrendering such Class C Certificates. No service charge may be imposed for any transfer or exchange but the Transfer Agent and Registrar and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

THE AGREEMENT AND THIS CLASS D CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.